UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: February 22, 2006 (Date of earliest event reported: February 21, 2006)

Innophos, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	333-129951 (Commission File Number)	20-1380712 (IRS Employer Identification No.)

259 Prospect Plains Road

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 495-2495

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On February 15, 2006, Innophos, Inc. (“Innophos”) launched its exchange offer (the “Exchange Offer”) for all of its outstanding 8.875% Senior Subordinated Notes due 2014. On February 21, 2006, Innophos issued a press release clarifying that the Exchange Offer shall remain open until 11:59:59 p.m. on Tuesday March 14, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Press Release of Innophos, Inc. and Innophos Investments Holdings, Inc. dated February 21, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS, INC.

	By:	/s/ Richard Heyse
Date: February 22, 2006	Name:	Richard Heyse
	Title:	Chief Financial Officer